                                                                 Exhibit 10 (XX)


                         SEVENTEENTH AMENDMENT AGREEMENT


     SEVENTEENTH AMENDMENT AGREEMENT dated as of January 31, 1994 (this "Amendment"), by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent and of certain of the other Loan Documents (as defined in the Loan Agreement). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, upon the terms and subject to the conditions contained herein, the Company, the Agent and the Banks wish to amend the terms of the Loan Agreement, to, among other things, extend the Conversion Date and the Final Maturity;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.     AMENDMENTS TO SECTION 1.1 OF THE LOAN AGREEMENT.  Section
1.1 of the Loan Agreement is hereby amended by:

     (a) inserting, in the place required by alphabetical order, the following new definitions:

          "ADDITIONAL ACCOUNTS RECEIVABLE. Amounts receivable by any Subsidiary of the Company for goods sold or leased or services rendered by such Subsidiary other than US Accounts Receivable, UK Accounts Receivable and Australian Accounts Receivable."

          "ADDITIONAL RECEIVABLES AGREEMENT. Any agreement between a Subsidiary of the Company and an affiliate of Sanwa US or another entity pursuant to which such affiliate of Sanwa US or such other entity agrees to purchase Additional Accounts Receivable of such Subsidiary."

          "ADDITIONAL RECEIVABLES GUARANTY. Any guaranty issued by the Company in favor of an affiliate of Sanwa US or another entity party to an Additional Receivables

     Agreement pursuant to which the Company guaranties the obligations of any of its Subsidiaries pursuant to an Additional Receivables Agreement."

     (b) deleting, from the definition of "Conversion Date", the date "January 31, 1994" and inserting in lieu thereof the date "December 31, 1994";

     (c) deleting, from the definition of "Final Maturity", the date "June 15, 1995" and substituting in lieu thereof the date "December 31, 1996";

     (d) inserting, in the place required by alphabetical order, the following new definition:

     "FOREIGN OBLIGATIONS. All Indebtedness, obligations and liabilities of the Company to The First National Bank of Boston or any of its affiliates in respect of guaranties by, and other contingent obligations of, the Company, existing on the Closing Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, in respect of Indebtedness of any Subsidiary of the Company which is not organized under the laws of any jurisdiction of the United States of America and which does not have its principal place of business in the United States of America."

     (e) deleting the definition of Sterling France in its entirety and substituting in lieu thereof the following new definition:

          "Sterling France. Sterling Software International (France) SARL, a company incorporated under the laws of France, and Sterling Software (France), S.A., a company incorporated under the laws of France and assignee of substantially all of the assets of Sterling Software International (France) SARL."; and

     (f) inserting, in the place required by alphabetical order, the following new definition:

          "TOTAL DEBT. At any time of determination, the sum of (a) any Indebtedness of the Company or any of its Subsidiaries under the UK Receivables Programme, the Australian Receivables Agreement, the US Receivables Agreement, any Additional Receivables Agreement or, to the extent not included in any of the foregoing, the UK Receivables Guaranty, the Australian Receivables Guaranty, the US Receivables Guaranty or any Additional Receivables Guaranty (but solely to the extent that any of the foregoing Indebtedness is on a full or partial recourse basis or, in the case of non-recourse Indebtedness, exceeds $10,000,000 in the aggregate) PLUS (b) the sum of (i) all Loans Outstanding PLUS (ii) the Maximum Drawing Amount PLUS (iii) all Unpaid Reimbursement Obligations, plus (c) the amount of any Foreign Obligations then outstanding."

     SECTION 2. AMENDMENT TO SECTION 2.4 OF THE LOAN AGREEMENT. Section 2.4 of the Loan Agreement is hereby amended by

     (a) deleting subparagraph (a) thereof in its entirety and substituting in lieu thereof the following new subparagraph (a):

          "(a) For Base Rate Loans, the applicable interest rate shall be equal to the Base Rate in effect from time to time";

     (b) deleting subparagraph (b) thereof in its entirety and substituting in lieu thereof the following new subparagraph (b):

          "(b) For Eurodollar Rate Loans, the applicable interest rate shall be 2 - 3/4% above the Eurodollar Rate."; and

     (c)  deleting subparagraph (c) thereof in its entirety.

     SECTION 3. AMENDMENT TO SECTION 3.1 OF THE LOAN AGREEMENT. Section 3.1 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting in lieu thereof the following sentence:

          "All Loans Outstanding at the close of business on the Conversion Date shall be payable in eight equal (as nearly as may be) consecutive quarterly installments due on the last day of each calendar quarter, with a final payment at Final Maturity (each such date being called, hereinafter, a "Repayment Date"), which final payment shall in any event be in an amount sufficient to repay in full the remaining principal balance of the Loans then Outstanding."

     SECTION 4. AMENDMENT TO SECTION 8.4 OF THE LOAN AGREEMENT. Section 8.4 of the Loan Agreement is hereby amended by:

     (a)  adding the word "and" at the end of subparagraph (g) thereof;

     (b) deleting the semicolon (";") and the word "and" at the end of subparagraph (h) thereof and substituting in lieu thereof a period ("."); and

     (c)  deleting subparagraphs i, j and k thereof in their entirety.

     SECTION 5. AMENDMENT TO SECTION 9.1 OF THE LOAN AGREEMENT. Section 9.1 of the Loan Agreement is hereby amended by deleting subsections (p), (q), (r),
(s), (s), (t) and (u) thereof in their entirety and substituting in lieu thereof the following new subsections (p), (q), (r) and (s):

          "(p) Indebtedness consisting of contingent liabilities to which reference is or should be made by a footnote to the consolidated balance sheets of the Company and its Subsidiaries in accordance with generally accepted accounting principles, which contingent liabilities are incurred by Sterling France pursuant to certain licensing and/or leasing arrangements to be entered into between Sterling France and Promodata, a French company; PROVIDED, HOWEVER, that (i) any such contingent liabilities arise solely with respect to failures of product performance in accordance with warranties or contractual requirements, (ii) the aggregate amount of contingent liabilities permitted by this subsection (p) shall not exceed at any time $5,000,000, and (iii) such contingent liabilities are not guaranteed by the Company;

          (q) Indebtedness in respect of the Letter of Credit Guaranty and of the reimbursement obligations of Sterling Software (United States of America) in respect of the SCI Letter of Credit;

          (r) Indebtedness of Sterling Software (United States of America) or any of its Subsidiaries existing on the date hereof and listed on SCHEDULE 9.1(T) hereto; and

          (s) So long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, Indebtedness incurred by the Company or any of its Subsidiaries in connection with the purchase by Sanwa US, Sanwa UK, Sanwa Australia, any other affiliate of Sanwa US or any other entity party to an Additional Receivables Agreement of US Accounts Receivable, UK Accounts Receivable, Australian Accounts Receivable or Additional Accounts Receivable; PROVIDED, HOWEVER, that nothing contained in this subparagraph (s) shall be deemed to permit, in connection with the sale or transfer of Additional Accounts Receivable, the release of any lien of the Agent, for the benefit of the Agent and the Banks, on such Additional Accounts Receivable."

     SECTION 6.     AMENDMENTS TO SECTION 9.5 OF THE LOAN AGREEMENT.  Section
9.5 of the Loan Agreement is hereby amended by:

     (a) deleting from the end of subparagraph (a)(i) thereof the text "during the period from the Closing Date through Final Maturity, $20,000,000;" and substituting in lieu thereof the following text: "during the period from January 1, 1993 through Final Maturity, $10,000,000;"; and

     (b) deleting from subparagraph (ii) thereof the text "during the period commencing on the Closing Date through Final Maturity," and substituting in lieu thereof the text "during the period commencing on January 1, 1993 through Final Maturity,";

     (c) deleting subparagraphs (a)(iii), (iv), (v) and (vi) thereof in their entirety and substituting in lieu thereof the following new subparagraphs
(a)(iii) and (iv):

          "(iii)    the Company may acquire Systems Center, Inc. pursuant to the terms of the Merger Agreement; and

          (iv) the Company or any of its Subsidiaries may acquire US Accounts Receivable, UK Accounts Receivable, Australian Accounts Receivable or Additional Accounts Receivable to the extent required or permitted by the US Receivables Agreement, any of the Originator Agreements, the UK Receivables Programme, the Australian Receivables Agreement or any Additional Receivables Agreement."

     SECTION 7.     AMENDMENT TO SECTION 9.7 OF THE LOAN AGREEMENT.  Section
9.7. of the Loan Agreement is hereby deleted in its entirety, and the following new Section 9.7 is substituted in lieu thereof:

          "SECTION 9.7 SUBORDINATED DEBT REPURCHASE. The Company will not, and will not permit any of the Sterling Subsidiaries to, make any payment (other than a regularly scheduled payment in accordance with the terms of the relevant Subordinated Debt Documents) in respect of, redeem or repurchase any Subordinated Debt."

     SECTION 8. AMENDMENT TO SECTION 9.8 OF THE LOAN AGREEMENT. Section 9.8 of the Loan Agreement is hereby amended by deleting the first paragraph thereof and table therein in their entirety and substituting in lieu thereof the following text:

     "Net capital expenditures unrelated to acquisitions permitted under Section
9.5 hereof shall not exceed, during any fiscal period set forth in the table below, the amount set forth opposite such period in the table below:


                                                         MAXIMUM
                   PERIOD                           PERMISSIBLE AMOUNT
                   ------                           ------------------
     October 1, 1993--September 30, 1994               $17,000,000
     October 1, 1994--September 30, 1995               $14,000,000
     October 1, 1995--December 31, 1996                $14,000,000"


     SECTION 9. ELIMINATION OF SECTIONS 9.10 AND 9.16 OF THE LOAN AGREEMENT. Sections 9.10 and 9.16 of the Loan Agreement are hereby deleted in their entirety.

     SECTION 10.    RENUMBERING OF SECTIONS 9.11, 9.12, 9.13, 9.14, 9.15 AND
9.17 OF THE LOAN AGREEMENT. The section number references to Sections 9.11, 9.12, 9.13, 9.14, 9.15 and 9.17 of the Loan Agreement are hereby deleted and the following new section number references are respectively substituted in lieu thereof: "9.10, 9.11, 9.12, 9.13, 9.14, and 9.15."

     SECTION 11.    AMENDMENT TO SECTION 10.1 OF THE LOAN AGREEMENT.  Section
10.1 of the Loan Agreement is hereby deleted in its entirety, and the following new Section 10.1 is hereby substituted in lieu thereof:

          "SECTION 10.1 PROFITABILITY. The Company shall not (a) cause or permit Consolidated Net Income or Consolidated Net Operating Income (i) at the end of any two consecutive fiscal quarters (other than the two consecutive fiscal quarters ending December 31, 1993) or (ii) at the end of the fiscal quarter ending December 31, 1993 to be less than $1.00 and (b) shall not incur any loss on Consolidated Net Income or Consolidated Net Operating Income in any fiscal quarter of the Company (other than the fiscal quarter ending December 31, 1993) in excess of $1,000,000."

     SECTION 12. AMENDMENT TO SECTION 10.2. Section 10.2 of the Loan Agreement is hereby deleted in its entirety and the following new Section 10.2 is substituted in lieu thereof:

          "SECTION 10.2. OPERATING CASH FLOW TO INTEREST CHARGES. The Company's ratio of Operating Cash Flow to Interest Charges (a) for any period of two consecutive fiscal quarters (other than the two consecutive fiscal quarter period ended December 31, 1993) shall be greater than 3.50:l.00, and (b) for the fiscal quarter of the Company ended December 31, 1993 shall be greater than 3.50:1.00."

     SECTION 13.    AMENDMENT TO SECTION 10.3 OF THE LOAN AGREEMENT.  Section
10.3 of the Loan Agreement is hereby deleted in its entirety, and the following new Section 10.3 is hereby substituted in lieu thereof:

          "SECTION 10.3. QUICK RATIO. The Company's ratio of Quick Assets to the sum of Current Liabilities plus Loans Outstanding at the end of any fiscal quarter shall not be less than 1.00:1.00."

     SECTION 14.    AMENDMENT TO SECTION 10.4 OF THE LOAN AGREEMENT.  Section
10.4 of the Loan Agreement is hereby deleted in its entirety, and the following new Section 10.4 is substituted in lieu thereof:

          "SECTION 10.4. NET WORTH. The Company shall not cause or permit its Consolidated New Worth at the end of any fiscal quarter of the Company to be less than (a) $85,000,000, plus (b) on a cumulative basis, commencing with the fiscal quarter ending September 30, 1993, 75% of the excess of Consolidated Net Income for each fiscal quarter (calculated without deduction for any net losses) after preferred stock dividends actually paid by the Company since September 30, 1993, as adjusted from time to time to reflect stock splits, distributions, or together recapitalizations or reclassifications, plus (c) 100% of the net proceeds received by the Company of any new equity issued by the Company since September 30, 1993."

     SECTION 15.    AMENDMENT TO SECTION 10.5 OF THE LOAN AGREEMENT.  Section
10.5 of the Loan Agreement is hereby deleted in its entirety, and the following new Section 10.5 is substituted in lieu thereof:

          "SECTION 10.5. LIABILITIES TO NEW WORTH RATIO. The Company shall not cause or permit its ratio of Consolidated Total Liabilities to Consolidated Net Worth at the end of any fiscal quarter set forth in the table below to be equal to or greater than the ratio set forth opposite such fiscal quarter in the table below:


            FISCAL QUARTER
                ENDING                                   RATIO
            --------------                               -----
     December 31, 1993                                 3.25:1.00
     March 31, 1994                                    3.25:1.00
     June 30, 1994                                     3.00:1.00
     September 30, 1994
      and thereafter                                   2.50:1.00"


     SECTION 16.    AMENDMENT TO SECTION 10.6 OF THE LOAN AGREEMENT.  Section
10.6 of the Loan Agreement is hereby deleted in its entirety, and the following new Section 10.6 is substituted in lieu thereof:

          "SECTION 10.6. TOTAL DEBT TO OPERATING CASH FLOW RATIO. The Company shall not permit the ratio of Total Debt to Operating Cash Flow at any time to exceed 2.00:1.00."

     SECTION 17. AMENDMENT TO SECTION 18 OF THE LOAN AGREEMENT. Section 18 of the Loan Agreement is hereby amended by deleting the text:

                         "Jackson & Walker
                         6000 First Republic Bank Plaza
                         901 Main Street
                         Dallas, Texas 75202
                         Attention:  Eileen S. Price, Esq."

from subparagraph (a) thereof and substituting in lieu thereof the following text:

                         "Jackson & Walker
                         300 Convent Street
                         Suite 2450
                         San Antonio, Texas 78205
                         Attention:  Eileen S. Scherlen, Esq."

     SECTION 18.    AMENDMENT OF SCHEDULE 5.6 TO THE LOAN AGREEMENT.  SCHEDULE
5.6 to the Loan Agreement is hereby deleted in its entirety, and SCHEDULE 5.6 attached hereto is hereby substituted in lieu thereof.

     SECTION 19. AGREEMENT AS TO THE ASSIGNMENT AGREEMENT. Each of the Company, the Sterling Subsidiaries, the Agent and the Banks hereby confirms that, for purposes of the Assignment Agreement, the term "Loan Agreement" shall mean the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 among the Company, the

Agent and the Banks, as the same may be amended, modified, supplemented or amended and restated from time to time.

     SECTION 20. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of January 31, 1994 (the "Effective Date") upon the receipt by the Agent, on or before January 31, 1994, of each of the following, each in form and substance satisfactory to the Agent and the Banks:

     (a) facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks;

     (b) from the Company and each of the Sterling Subsidiaries, copies, certified by a duly authorized officer of each such entity, of the charter documents and by-laws of each such entity as in effect on the date hereof or, if applicable, a certificate from a duly authorized officer of each of the Company and the Sterling Subsidiaries to the effect that the charter documents and by-laws of each such entity previously delivered to the Agent and the Banks are still in full force and effect;

     (c) from the Company and each of the Sterling Subsidiaries, copies, certified by the secretary or assistant secretary of each such entity, of the records of the actions taken by each such entity to authorize (i) the execution and delivery of this Amendment and the other documents, agreements and instruments executed in connection herewith, and (ii) the performance of each such entity's obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, as applicable;

     (d) from the Company and each of the Sterling Subsidiaries other than Sterling Software (United States of America), Sterling Software (Northern America) and Sterling Software (U.S. of America), a legal existence and good standing certificate, certified by an authorized official of each such entity's jurisdiction of incorporation;

     (e) results of UCC lien searches requested by the Agent, together with supplemental perfection certificates for the Company and each of the Sterling Subsidiaries;

     (f) an opinion of counsel to the Company and each of the Sterling Subsidiaries, in form and substance satisfactory to the Agent; and

     (g) payment to the Agent, for the pro rata accounts of each of the Banks, an amendment fee of $25,000 in immediately available funds (the Company hereby authorizing the Agent to debit its account with the Agent for purposes of making such payment).

     SECTION 21. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Company hereby represents and warrants to each of the Agent and the Banks as follows:

     (a) each of the following, each in form and substance satisfactory to the Agent and the Banks:

     (b) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

     (c) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in Section 20 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, and in the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiaries in accordance with their respective terms.

     SECTION 22. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of Section 23 of the Loan Agreement.

     SECTION 23. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon.

     SECTION 24. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 25. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                    THE FIRST NATIONAL BANK OF BOSTON,
                    Individually and as Agent


                    By:_____________________________________
                       Title:


                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                    By:_____________________________________
                       Michael Silverman
                       Vice President


                    STERLING SOFTWARE, INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Vice President,
                       Treasurer



Each of the undersigned hereby (1) executes this Amendment for purposes of
Section 18 hereof and (2) acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended.


                    STERLING SOFTWARE (MIDWEST), INC.
                    (formerly Creative Data Systems, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

                    STERLING SOFTWARE (NORTHERN AMERICA), INC.
                    (formerly Directions, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (UNITED STATES), INC.
                    (formerly Zanthe, Inc. Dylakor, Inc. and
                    Answer Systems, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (AMERICA), INC.
                    (formerly Ordernet Services, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING CHECK LIQUIDATION, INC.


                    By:____________________________
                       Vicki L. Hill
                       Treasurer


                    STERLING SOFTWARE (U.S.A.), INC.
                    (formerly Systems Software Marketing,
                     Inc. and Software Laboratories, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

                    STERLING DISTRIBUTION SERVICES,
                    INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (US), INC.
                    (formerly known as Sterling Federal Systems, Inc. and Sterling IMD, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    SYSTEMS CENTER, INC.
                    (formerly Sterling Software, Inc.,
                     a Wyoming corporation)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE LEASING COMPANY


                    By:____________________________
                       Vicki L. Hill
                       President

                    STERLING SOFTWARE
                     INTERNATIONAL, INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING ZEROONE, INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    ZEROONE SYSTEMS, INC.


                    By:____________________________
                       Vicki L. Hill
                       Treasurer

                    STERLING SOFTWARE (UNITED STATES
                     OF AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (NORTH AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer

                    STERLING SOFTWARE (U.S. OF AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer

                                  SCHEDULE 5.6



Sterling Software (Midwest), Inc.
(formerly Creative Data Systems, Inc.)
3659 South Green Road
Beachwood, OH  44122

Sterling Software (Northern
  America), Inc.
(formerly Directions, Inc.)
15301 Dallas Parkway
Suite 400, LB 23
Dallas, TX  75248

Sterling Software (United
  States), Inc.
(formerly Zanthe, Inc., Dylakor, Inc. and Answer Systems, Inc.)
5900 Canoga Avenue
Woodland Hills, CA  91367-4237

Sterling Software (America), Inc.
(formerly Ordernet Services, Inc.)
4600 Lakehurst Court
Dublin, OH 43220

Sterling Distribution Services, Inc.
4600 Lakehurst Court
Dublin, OH 43220

Sterling Check Liquidation, Inc.
15301 Dallas Parkway
Suite 400, LB 23
Dallas, TX  75248

Sterling Software (US), Inc.
(formerly Sterling Federal Systems, Inc.
and Sterling IMD, Inc.)
950 Tower Lane
Suite 870
Foster City, CA 94404

Systems Center, Inc.
(formerly Sterling Software, Inc.,
a Wyoming corporation)
8080 N. Central Expy
Suite 1100
Dallas, TX  75206

Sterling Software International, Inc.
8080 N. Central Expressway
Suite 1100
Dallas, TX  75206

Sterling Software Leasing Company
8080 N. Central Expressway
Suite 1100
Dallas, TX  75206

Sterling ZeroOne, Inc.
950 Tower Lane
Suite 870
Foster City, CA 94404

Sterling Software (U.S.A.), Inc. (California)
(formerly Systems Software Marketing,
Inc. and Software Laboratories, Inc.)
11050 White Rock Road
Suite 100
Rancho Cordova, CA  95670

ZeroOne Systems, Inc.
8080 N. Central Expy
Suite 1100
Dallas, TX  75206

Sterling Software (United States
  of America), Inc.
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Software (U.S. of America), Inc.
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Software (North America), Inc.
2477 Gateway
Irving, Texas 75063

Net/Master, Inc.
1800 Alexander Bell Drive
Reston, VA  22091

Data Management Information, Inc.
1800 Alexander Bell Drive
Reston, VA  22091